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                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY

                                IESI CORPORATION

                             1999 STOCK OPTION PLAN

1. PURPOSE. The purpose of the IESI Corporation 1999 Stock Option Plan (the "Plan") is to provide (i) key employees of IESI Corporation (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) members of the Board of Directors of the Company (the "Board"), with the opportunity to acquire shares of the Class A Voting Common Stock of the Company ("Common Stock"). The Company believes that the Plan will enhance the incentive for participants to contribute to the growth of the Company, thereby benefiting the Company and the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

2.   ADMINISTRATION.

          2.1 COMMITTEE. The Plan shall be administered and interpreted by the Compensation Committee (the "Committee"). The Committee may consist of two or more members of the Board who are "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          2.2 AUTHORITY OF COMMITTEE. The Committee has the sole authority, subject to the provisions of the Plan, to (i) select the employees and other individuals to be granted options under the Plan ("Options"), (ii) determine the type, size and terms of the grant of Options to be made to each individual selected, (iii) determine the time when Options will be granted and the duration of any applicable exercise period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matter arising under the Plan. The Committee is authorized to interpret the Plan and the Options granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determination that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. All powers of the Committee shall be executed in its sole discretion and need not be uniform as to similarly situated individuals. Any act of the Committee with respect to the Plan may only be undertaken and executed with the affirmative consent of at least two-thirds of the members of the Committee.

          2.3 RESPONSIBILITY OF COMMITTEE. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee of the Company. The Company shall indemnify members of the

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          Committee and any employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties under the Plan, except in circumstances involving his or her bad faith, gross negligence or willful misconduct.

          2.4 DELEGATION OF AUTHORITY. The Committee may delegate to an officer of the Company the authority to (i) make grants under the Plan to employees of the Company and its subsidiaries who are not subject to the restrictions of Section 16(b) of the Exchange Act and who are not expected to be subject to the limitations of Section 162(m) of the Code, and (ii) execute and deliver documents or take any other ministerial actions on behalf of the Committee with respect to Options. The grant of authority under this Subsection 2.4 shall be subject to such conditions and limitations as may be determined by the Committee. If the Chairman makes grants pursuant to the delegated authority under this Subsection 2.4, references in the Plan to the "Committee" as they relate to making such grants shall be deemed to refer to the Chairman.

3. PARTICIPANTS. All employees, officers and directors of the Company and its subsidiaries (including members of the Board who are not employees), as well as consultants and advisors to the Company or its subsidiaries, are eligible to participate in the Plan. Consistent with the purposes of the Plan, the Committee shall have exclusive power to select the employees, officers, directors and consultants and advisors who may be granted Options under the Plan ("Optionees"). Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion, and designation as a person to receive Options in any year shall not require the Committee to designate such a person as eligible to receive Options in any other year.

4.   OPTIONS UNDER THE PLAN.

          4.1 COMMON STOCK AVAILABLE FOR OPTIONS. The aggregate number of shares of Common Stock that may be subject to Options shall be 2,000,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with
          Section 5 hereof. The maximum number of shares of Common Stock with respect to which Options may be granted to any individual Optionee shall be 1,000,000 shares. Any share of Common Stock subject to an Option that for any reason is cancelled or terminated without having been exercised shall again be available for Options under the Plan; provided, however, that any such availability shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Options and shall not apply for purposes of determining the maximum number of shares subject to Options that any individual Optionee may receive.

          4.2 OPTIONS. Options are awards from the Company that will enable an Optionee to purchase shares of Common Stock, and they are not to be treated as "incentive stock options" within the meaning of
          Section 422(b) of the Code. Each Option shall be evidenced by an option agreement ("Option Agreement") and shall be subject to the terms, conditions and restrictions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

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          4.2.1     EXERCISE PRICE. The price per share (the "Exercise Price")
          of Common Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below) of a share of Common Stock on the date the Option is granted.

          If Common Stock is publicly traded, then the "Fair Market Value" per share shall be determined as follows: (x) if the principal trading market for the Common Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Common Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Common Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

          4.2.2 PAYMENT OF EXERCISE PRICE. The Exercise Price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock that have been owned by the Optionee for at least six months, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Exercise Price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the Exercise Price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of an Option by delivery of shares of Common Stock of the Company then owned by Optionee, providing the Company with a notarized statement attesting to the number of shares owned for at least six months, where upon verification by the Company, the Company would issue to the Optionee only the number of incremental shares to which the Optionee is entitled upon exercise of the Option.

          4.2.3 EXERCISE PERIOD. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Option shall be exercisable later than ten years after the date it is granted. All Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in the Option Agreement at the date of grant.

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          4.3  TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH.

               4.3.1 Except as provided below (or in an Option Agreement), an Option may only be exercised while the Optionee is employed by, or providing service to, the Company as an employee, member of the Board or advisor or consultant. In the event that an Optionee ceases to be employed by, or provide service to, the Company for any reason other than Disability (as defined in Paragraph (4.3.5) below), death or a termination for Cause (as defined in Paragraph (4.3.5) below), any Option which is otherwise exercisable by the Optionee shall terminate unless exercised within 90 days after the date on which the Optionee ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Option. Except as otherwise provided by the Committee, any Optionee's Options which are not otherwise exercisable as of the date on which the Optionee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

               4.3.2 In the event the Optionee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company or a termination by the Optionee, any Option held by the Optionee shall terminate as of the date the Optionee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 4, if the Committee determines that the Optionee has engaged in conduct that constitutes Cause at any time while the Optionee is employed by, or providing service to, the Company, or after the Optionee's termination of employment or service, any Option held by the Optionee shall immediately terminate. In the event the Committee determines that the Optionee has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Options, the Optionee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Optionee for such shares (subject to any right of setoff by the Company).

               4.3.3 In the event the Optionee ceases to be employed by, or provide service to, the Company because the Optionee is Disabled, any Option which is otherwise exercisable by the Optionee shall terminate unless exercised within one year after the date on which the Optionee ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Option.

               4.3.4 If the Optionee dies while employed by, or providing service to, the Company, any Option which is otherwise exercisable by the Optionee shall terminate unless exercised within one year after the date on which the Optionee ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Option.

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               4.3.5     For purposes of this Section 4.3:

                         4.3.5.1 The term "Company" shall mean the Company and its subsidiary corporations.

                         4.3.5.2 "Disability" or "Disabled" shall mean an Optionee's becoming disabled within the meaning of
                         Section 22(e)(3) of the Code.

                         4.3.5.3 "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Optionee (i) has breached any provision of his or her employment or service contract with the Company, including without limitation covenants against competition, (ii) has engaged in any type of malfeasance or willful misconduct, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has engaged in the illegal use of drugs or the excessive and recurring use of alcohol, (iv) has engaged in the willful violation of Company policy or a willful, material violation of applicable law, or (v) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

          4.4 INTERPRETATION OF OPTIONS. In the event of any conflict between the provisions of the Plan and the provisions of any Option Agreement, the provisions of the Plan shall be controlling.

5. ADJUSTMENTS TO THE OPTIONS. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, or in the event of any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Option or the number of shares of Common Stock available for Options, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

6.   CHANGE IN CONTROL.

          6.1 EFFECT. Upon the occurrence of a Change in Control (as defined below), each outstanding Option on the date of such Change in Control shall become exercisable in full (whether or not then exercisable). In its sole discretion, the Committee may determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property

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          (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

          6.2 DEFINED. For purposes of this Plan, a Change in Control shall be deemed to have occurred if:

                    6.2.1 a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company;

                    6.2.2 the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    6.2.3 the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company; or

                    6.2.4 a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

          For purposes of this Section 6.2, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. Also for purposes of this Subsection 6.2, Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (1) the Company or any of its subsidiaries; (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries; (3) an underwriter temporarily holding securities pursuant to an offering of such securities; or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

7. TRANSFERABILITY OF OPTIONS. Except as provided below, an Optionee's rights under an Option may not be transferred or encumbered, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined under Section 414(p) the Code).

8. WITHHOLDING. All distributions made with respect to an Option shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. The Company may require an Optionee to remit to it or to the corporation that employs an Optionee an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due to the Optionee as the Company shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt, permit an Optionee to pay all or a

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portion of the federal, state and local withholding taxes arising in connection with any Option exercise by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld.

9. SHAREHOLDER RIGHTS. An Optionee shall not have any of the rights or privileges of a holder of Common Stock for any Common Stock that is subject to an Option, including any rights regarding voting or the payment of dividends, unless and until a certificate representing such Common Stock has been delivered to the Optionee.

10. TENURE. An Optionee's right, if any, to continue to serve the Company or its subsidiaries as a director, officer, employee, consultant or advisor shall not be expanded or otherwise affected by his or her designation as an Optionee.

11. NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash shall be paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

12. DURATION, AMENDMENT AND TERMINATION. No Option may be granted more than ten years after the Effective Date (as described in Section 14 below). The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the Amendment would (i) increase the total number of shares which may be issued under the Plan or (ii) increase the maximum number of shares of Common Stock with respect to Options that may be granted to any individual Optionee. No amendment or suspension of the Plan shall adversely affect in a material manner any right of any Optionee with respect to any Option theretofore granted without such Optionee's written consent.

13. GOVERNING LAW. This Plan, Options granted hereunder and actions taken in connection with the Plan shall be governed by the laws of the State of Delaware regardless of the law that might otherwise apply under applicable principles of conflicts of laws.

14. EFFECTIVE DATE. This Plan shall be effective as of January 1, 1999, which is date as of which the Plan was adopted by the Board.

APPROVED
JANUARY 1, 1999


IESI CORPORATION


By:
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    Jeffrey J. Keenan
    Chairman

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